INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                          Act of 1934 (Amendment No. )


                           Filed by the Registrant /X/
                 Filed by a party other than the Registrant / /

                           Check the appropriate box:
                      [ ] Preliminary Information Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)(2))
                      [x] Definitive Information Statement


                       SECURED DIGITAL APPLICATIONS, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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

(5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid:

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           (2) Form, Schedule or Registration Statement No.:

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           (4)  Date Filed:

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
                       SECURED DIGITAL APPLICATIONS, INC.
                                11 Jalan 51A/223
                              46100 Petaling Jaya,
                               Selangor, Malaysia



                              INFORMATION STATEMENT
                              ---------------------

                                     GENERAL
                                     -------


On May 26, 2005, the Board of Directors of Secured Digital Applications, Inc. (the "Company") adopted resolutions approving the nomination of Patrick Soon-Hock Lim and Valerie Hoi-Fah Looi as directors of the Company to serve until the 2008 Annual Meeting of Stockholders. Additionally, the Board of Directors confirmed and ratified the appointment of GHP Horwath, P.C. as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005, approved the 2005 Employee, Officer and Director Stock Option Plan and authorized the amendment of the Certificate of Incorporation to reflect the Company's name change in 2004.

This Information Statement is being mailed to stockholders of the Company on or about June 9, 2005.

All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.


--------------------------------------------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.
--------------------------------------------------------------------------------

                       SECURED DIGITAL APPLICATIONS, INC.
                                11 Jalan 51A/223
                              46100 Petaling Jaya
                               Selangor, Malaysia


                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 14, 2005


To our Shareholders:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders of Secured Digital Applications, Inc., a Delaware corporation (the "Company"), will be held on July 14, 2005 at 11:00 a.m., Eastern Time, at the Hilton Hotel, 2117 Route 4 East, Fort Lee, New Jersey 07024 for the following purposes:

1. To elect two persons who will serve as Class III Directors of the Company until the 2008 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

2. To ratify the selection of GHP Horwath, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005; and

3. To approve the adoption of the 2005 Employee, Officer and Director Stock Option Plan attached hereto as Exhibit A.

4. To grant to the Board of Directors authorization to amend the Certificate of Incorporation to replace any references to Digital Broadband Networks, Inc. with reference to Secured Digital Applications, Inc.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has established May 26, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The Company's stock transfer books will not be closed following the Record Date.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Valerie Hoi-Fah Looi
                       ------------------------
                       Valerie Hoi-Fah Looi, Secretary
                       June 9, 2005

                       SECURED DIGITAL APPLICATIONS, INC.
                                11 Jalan 51A/223
                              46100 Petaling Jaya,
                               Selangor, Malaysia

                              INFORMATION STATEMENT
                              ---------------------


THIS INFORMATION STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "MAY", "SHOULD", "ANTICIPATES," "ESTIMATES", "EXPECTS," "FUTURE", "INTENDS", "HOPES", "PLANS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF SECURED DIGITAL APPLICATIONS, INC. TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS.


REQUIRED VOTE

A majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting.

Cumulative voting in the election of Directors is not allowed. At the meeting, in accordance with the Company's charter documents and Delaware law, the shareholders: (i) by a plurality of the votes cast for each ballot shall elect two Class III directors; (ii) by a majority of the shares of the Common Stock of the Company outstanding and entitled to vote at the meeting shall ratify the selection of GHP Horwath, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005 (iii) by a majority of the voting power of the shares present and entitled to be voted, to approve the adoption of the 2005 Employee, Officer and Director Stock Option Plan; (iv) by a majority of the voting power of the shares present and entitled to be voted, to authorize the Board of Directors to Amend the Certificate of Incorporation to replace any references to Digital Broadband Networks, Inc. with reference to Secured Digital Applications, Inc.; and (v) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the two Class III director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be counted as "no" votes on the amendment to the amended and restated articles of incorporation and will be disregarded and will have no effect on the outcome of any other vote at the meeting. Shares of common stock held as treasury stock by the Company will not be voted.

The holders of common stock are entitled to one vote per share. As of May 26, 2005, there were 96,149,690 shares of common stock issued and outstanding, excluding 8,530,000 shares of treasury stock. In addition, each holder of the Company's Series A Preferred is entitled to 80 votes per share. As of May 26, 2005, there were 100,000 shares of Series A Preferred issued and outstanding.

The actions to be taken at the Meeting are anticipated to be of such nature and effect that no right of appraisal or dissent will be created. The failure to vote against the above matters will not constitute a waiver of any right of appraisal or dissent.


                            FORWARD LOOKING STATEMENT

This Information Statement and other reports filed by the Company from time to time with the Securities and Exchange Commission, as well as the Company's press releases, contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. The Company is including this cautionary statement in this Information Statement to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by or on behalf of us. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "may", "should", "anticipates", "estimates", "expects", "future", "intends", "hopes" or "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results of the Company to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Such factors include, among others, the following: the revocation of the Company's broadband network operator's license, the inability to successfully implement its business plans, the cancellation or postponement of contracts that the Company has entered into in connection with its business, the inability to obtain services provided by other communications companies or service providers, the inability of the Company to raise capital on a timely basis, the inability of the Company to meet certain covenants contained in its financing agreements, existing and future government regulations, the failure to retain qualified personnel, competitive pressures and potentially adverse tax and cash flow consequences resulting from operations in multiple countries with different laws and regulations, and the general economic and business conditions in Malaysia, the United States and the other countries in which we do business, primarily in Asia. The Company does not undertake to update, revise or correct any forward-looking statements.


                     PROPOSAL No. 1 - ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting, two Class III directors will be elected to serve until the 2008 Annual Meeting of Shareholders, and thereafter until his successor is duly elected and qualified. Mark Deschaine and Wan Abdul Razak bin Muda will continue in office as Directors after the meeting.


                                CLASS I DIRECTOR
       TERM OF OFFICE EXPIRING AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE                        BUSINESS EXPERIENCE

Mark Deschaine, 41            Mr.   Deschaine   has  served  as  the   Company's
                              independent  director  and  Chairman  of the Audit
                              Committee  since June 27, 2002.  He is a principal
                              member   with    Educational    &    Technological
                              Consultants LLC, a Michigan company,  specializing
                              in    learning,    training,    educational    and
                              technological issues. Mr. Deschaine holds teaching credentials, as well as two Masters Degrees, one from Oakland University and the other from Grand
                              Valley State University in the area of education.

                                CLASS II DIRECTOR
       TERM OF OFFICE EXPIRING AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS


NAME AND AGE                        BUSINESS EXPERIENCE

Wan Abdul Razak bin Muda, 68  Mr. Muda has been a Director of the Company  since
                              April 1999, and is a member of the Board's Audit Committee. He previously served as Chairman of the Board of Directors of the Company from April 1999 to June 2002. Mr. Muda has served as the Chairman of Secured Digital Applications (M) Sdn Bhd (formerly Animated Electronic Industries Sdn Bhd) and Perwimas Telecommunications Sdn Bhd since February 2003. Since 1992, he has been the
                              Chairman and Director of Tiong Nam Transport Holding Bhd, a Malaysian public land cargo transportation and warehousing company. Prior to joining Tiong Nam Transport Holding, Mr. Muda had served in the Malaysian Police Force for 34 years. As part of his training, he attended numerous courses conducted by the Royal Malaysian Police Training College and rose from the rank and file to his last position as the Chief Police Officer of the state of Terengganu, Malaysia.


                               CLASS III DIRECTORS
       TERM OF OFFICE EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS


NAME AND AGE                        BUSINESS EXPERIENCE

Patrick Soon-Hock Lim, 55     Mr.  Lim  has  served  as  the  President,   Chief
                              Executive  Officer  and  Director  of the  Company
                              since April 1999.  In June 2002,  he was appointed
                              as Chairman,  Chief Executive Officer and Director
                              of the Company. Mr. Lim has served as the Managing
                              Director at Secured Digital  Applications  (M) Sdn
                              Bhd  since  1988  and  has  been  involved  in the
                              multimedia  industry  for the  past 12  years.  He
                              earned  his  Masters  of  Science   from   Reading
                              University, United Kingdom.

Valerie Hoi-Fah Looi, 47      Ms. Looi has served as the Corporate Secretary and
                              Director of the  Company  since April 1999 and, in
                              such  position,   she  is   responsible   for  the
                              corporate  affairs of the  Company.  Ms.  Looi has
                              also   served  as  the  Senior   Vice   President,
                              Corporate Affairs at Secured Digital  Applications
                              (M) Sdn Bhd, a position  she has held since  1990.
                              She has over 10 years experience in corporate affairs. She received her Diploma in Management from the Malaysian Institute of Management, Kuala
                              Lumpur.

In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to approve the election of Patrick Soon-Hock Lim and Valerie Hoi-Fah Looi to serve as a director of the Company until the 2008 Annual Meeting of Stockholders. Separate ballots shall be cast for each of the Class III directors, as the Certificate of Incorporation does not provide for cumulative voting.


No director, officer or affiliate of the Company and no owner of record or beneficial owner of more than five percent of any class of the Company's securities is a party adverse to the Company or any of its subsidiaries.

The Company does not have a standing nominating or compensation committee. The Board has traditionally considered nominations as an informal committee of the whole in which all members participate. Nominations are formally considered and acted upon by the entire board. The Board considers this process to provide an appropriate basis for the consideration and nomination of director candidates.

Executive Compensation

The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and other executive officers who were serving as executive officers at the end of the last completed fiscal year and whose aggregate salary and bonus were in excess of $100,000. No other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee Directors receive no additional compensation for service on the Board of Directors of the Company. Outside Directors received no compensation from the Company as such during this period, except as indicated below.

On August 3, 2004, the Company granted stock options to directors and officers of the Company. Mr. Lim, the current Chief Executive Officer, Chairman and Director was granted an option for 500,000 common shares at $0.20 exercisable until August 2, 2009. Mr. Muda, a Director, was granted an option for 100,000 common shares at $0.20 exercisable until August 2, 2009. Mr. Deschaine, a Director, was granted an option for 400,000 common shares, of which option for 100,000 common shares was granted at $0.12 and option for the remaining 300,000 common shares was granted at $0.20, all exercisable until August 2, 2009. Miss Looi, the current Secretary and Director, was granted an option for 500,000 common shares at $0.20 exercisable until August 2, 2009. Mr. Leong, the current Chief Financial Officer and Treasurer, was granted an option for 300,000 common shares at $0.20 exercisable until August 2, 2009. The closing price of the common stock on August 3, 2004 was $0.24.

The Company had no other retirement, pension, profit sharing, stock option, insurance or other similar programs. There were no long-term compensation plans, awards, options or any other compensation offered by the Company. The Board of Directors has approved and authorized for submission to the shareholders, the 2005 Employee, Officer and Director Stock Option Plan.

                           SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL POSITION          YEAR                ANNUAL
---------------------------                           COMPENSATION
                                                 --------------------------
                                                   SALARY           BONUS
                                                 -----------      ---------
Patrick Soon-Hock Lim                2004              -              -
Chairman, Chief Executive            2003              -              -
Officer and Director                 2002              -              -



            PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected GHP Horwath, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2005. At the meeting,the Company will ask shareholders to ratify the Board's selection. GHP Horwath, P.C. served in the same capacity in 2003 and 2004.

Aggregate fees were billed in the following categories and amounts:

                                           Years Ended December 31,
                                          --------------------------
                                          2004                  2003
                                        ---------             --------
          Audit Fees                    $  96,700            $ 50,500
          Audit Related                      --                  --
          Tax Related                        --                  --
          Other Fees                         --                  --

All of the services described above were approved by the Company's audit committee prior to performance. The audit committee has determined that the payments made to its independent registered public accounting firm for these services are compatible with maintaining such auditors' independence.

Determination of Auditor Independence

The Audit Committee has determined that the provision of services covered by the preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to ratify the appointment of GHP Horwath, P.C. as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2005.


             PROPOSAL NO. 3 - APPROVAL OF THE 2005 EMPLOYEE, OFFICER
                         AND DIRECTOR STOCK OPTION PLAN

The Board of Directors, by resolution of May 24, 2005, approved the 2005 Employee, Officer and Director Stock Option Plan (the "Plan") and authorized the Plan for submission to the shareholders. A simple majority of all of the votes entitled to be cast is needed to approve the Plan. The Plan, if approved, will authorize the Administrator of the Plan or the Board of Directors to grant certain incentive awards including Incentive Stock Options and Nonstatutory

Stock Options. Stock appreciation rights also may be granted under the Plan in connection with Options or independently of Options. Stock Purchase Rights may also be granted under the Plan. Shareholders are advised to consult the terms and the conditions of the Plan, a copy of which is attached to this Information Statement as Exhibit A.


         PROPOSAL NO. 4 - AMENDMENT OF THE CERTIFICATE OF INCORPORATION

The Board of Directors has approved and authorized for submission to the shareholders for approval a resolution that will authorize the Board to amend the Articles of Incorporation to replace references to Digital Broadband Networks, Inc. with a reference to Secured Digital Applications, Inc. The amendment is technical in nature and not substantive. In 2004, the company effected a name change through the merger of Digital Broadband Networks, Inc. and a wholly owned subsidiary, Secured Digital Applications, Inc. In the opinion of the Board of Directors, the Certificate of Incorporation should be amended to reflect the change in the company's name.


                                  OTHER MATTERS

At the date of this Information Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote on such business in accordance with their best judgement on such matters.


                            PROPOSALS OF SHAREHOLDERS

There are no shareholder proposals to be considered at the Meeting. Shareholder proposals intended for presentation at the Company's 2006 Annual Meeting of Shareholders, other than nominations for Board, should be sent to 11 Jalan 51A/223, 46100 Petaling Jaya, Selangor, Malaysia Attention: Secretary and must be received by the Company not later than April 15, 2006.


                                  ANNUAL REPORT

A copy of the Company's most recent Form 10-KSB Annual Report as filed with the Securities and Exchange Commission was mailed to stockholders on or about June 9, 2005. The Company will at its own expense provide copies of its Annual Report on Form 10-KSB to stockholders of the Company upon request. For a copy of the Annual Report, please write to Secured Digital Applications, Inc., 230 Park Avenue,10th Floor, New York, NY 10169, Attention: Investor Relations. Further information concerning Secured Digital Applications is available on the Company's web site, www.digitalapps.net.

By Order of the Board of Directors

/s/ Valerie Hoi-Fah Looi
------------------------
Valerie Hoi-Fah Looi, Secretary
Selangor, Malaysia
June 9, 2005